J.P. Morgan Funds
J.P. Morgan Institutional Funds
Supplement dated February 22, 2000 to the following Statements of Additional Information ("SAI"):

J.P. Morgan and J.P. Morgan Institutional Tax Exempt Bond Fund, each dated December 1, 1999
J.P. Morgan and J.P. Morgan Institutional New York Tax Exempt Fund, each dated December 1, 1999
J.P. Morgan and J.P. Morgan Institutional Bond Fund (combined SAIs), each dated August 2, 1999
J.P. Morgan and J.P. Morgan Institutional Short Term Bond Fund (combined SAIs), each dated August 2, 1999
J.P. Morgan Emerging Markets Debt Fund, dated December 1, 1999

The following replaces the section under the heading "Custodian and Transfer Agent":

         The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent. Pursuant to the Custodian Contracts, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians in accordance with the regulations of the SEC.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.